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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use of our reports included herein (or incorporated herein by reference) and to the reference to our firm under the heading "Experts" in this Registration Statement on Form S-4.

KPMG PEAT MARWICK LLP

December 11, 1996.